

                                                                Commerce Bancorp, Inc. and Subsidiaries
                                                                     Consolidated Balance Sheets
                                                                                (unaudited)


------------------------------------------------------------------------------------------------------------------------------------
                                                                March 31,     December 31,  Linked Quarter        March 31,
                                                              ----------------------------------------------------------------------
                   (dollars in thousands)                         2003          2002         % Change        2002        % Change
------------------------------------------------------------------------------------------------------------------------------------
Assets
      Cash and due from banks                                  $832,821        $811,434         3 %      $495,519          68 %
      Federal funds sold                                         61,000               0         0               0           0
                                                            ---------------------------------------------------------------------
                      Cash and cash equivalents                 893,821         811,434        10         495,519          80
      Loans held for sale                                        55,230          96,920       (43)         39,616          39
      Trading securities                                        205,631         326,479       (37)        243,186         (15)
      Securities available for sale                           8,852,908       7,806,779        13       5,193,533          70
      Securities held to maturity                               927,562         763,026        22       1,013,692          (8)
      Loans:
                    Commercial real estate:
                       Owner-occupied                         1,333,390       1,345,306        (1)      1,117,698          19
                       Investor developer                       930,791         885,276         5         864,614           8
                       Residential construction                  91,378         102,080       (10)         48,862          87
                                                            ---------------------------------------------------------------------
                                                              2,355,559       2,332,662         1       2,031,174          16
                    Commercial loans:
                       Term                                     872,787         842,869         4         635,939          37
                       Line of credit                           732,693         683,640         7         552,858          33
                       Demand                                    15,795             317     4,883             410       3,752
                                                            ---------------------------------------------------------------------
                                                              1,621,275       1,526,826         6       1,189,207          36
                    Consumer:
                       Mortgages (1-4 family residential)       647,955         626,652         3         539,360          20
                       Installment                              134,116         140,493        (5)        158,535         (15)
                       Home equity                            1,183,594       1,139,589         4         938,444          26
                       Credit lines                              50,928          56,367       (10)         45,690          11
                                                            ---------------------------------------------------------------------
                                                              2,016,593       1,963,101         3       1,682,029          20
                                                            ---------------------------------------------------------------------
                          Total loans                         5,993,427       5,822,589         3       4,902,410          22
                    Less allowance for loan losses               94,731          90,733         4          72,253          31
                                                            ---------------------------------------------------------------------
                                                              5,898,696       5,731,856         3       4,830,157          22
      Bank premises and equipment, net                          556,945         499,189        12         389,117          43
      Other assets                                              407,330         368,298        11         279,813          46
                                                            ---------------------------------------------------------------------
                                                            $17,798,123     $16,403,981         8 %   $12,484,633          43 %
                                                            =====================================================================
Liabilities
        Deposits:
                      Demand:
                        Interest-bearing                     $6,097,976      $5,635,351         8 %    $3,879,973          57 %
                        Noninterest-bearing                   3,626,661       3,243,091        12       2,539,171          43
                      Savings                                 3,331,131       2,861,677        16       2,201,908          51
                      Time                                    3,176,133       2,808,722        13       2,699,811          18
                                                          -----------------------------------------------------------------------
                        Total deposits                       16,231,901      14,548,841        12      11,320,863          43

        Other borrowed money                                    109,622         391,641       (72)         81,567          34
        Other liabilities                                       303,039         345,489       (12)        151,453         100
        Trust Capital Securities
        - Commerce Capital Trust I                                    0               0         0          57,500        (100)
        Convertible Trust Capital Securities
        - Commerce Capital Trust II                             200,000         200,000         0         200,000           0
        Long-term debt                                                0               0         0          23,000        (100)
                                                          -----------------------------------------------------------------------
 Stockholders'                                               16,844,562      15,485,971         9      11,834,383          42
 Equity
        Common stock                                             69,072          68,043         2          66,491           4
        Capital in excess of par or stated value                565,246         538,795         5         478,188          18
        Retained earnings                                       231,280         199,604        16         116,601          98
        Accumulated other comprehensive income                   93,208         113,614       (18)         (9,408)     (1,091)
                                                          -----------------------------------------------------------------------
                                                                958,806         920,056         4         651,872          47

        Less treasury stock, at cost                              5,245           2,046       156           1,622         223
                                                          -----------------------------------------------------------------------
                        Total stockholders' equity              953,561         918,010         4         650,250          47
                                                          -----------------------------------------------------------------------
                                                            $17,798,123     $16,403,981         8 %   $12,484,633          43 %
                                                          =======================================================================






                                                                         Commerce Bancorp, Inc. and Subsidiaries
                                                                               Consolidated Balance Sheets
                                                                                          (unaudited)



------------------------------------------------------------------------------------------------------------------------------------
                   (dollars in thousands)              March 31,            December 31, 2002                     March 31, 2002
                                                     -------------------------------------------------------------------------------
                                                         2003          Actual    $ Change   % Change    Actual    $ Change  % Change
------------------------------------------------------------------------------------------------------------------------------------
Assets
       Cash and due from banks                        $832,821       $811,434      $21,387     3 %      $495,519     $337,302  68 %
       Federal funds sold                               61,000              0       61,000     0               0       61,000   0
                                                 -----------------------------------------------------------------------------------
                       Cash and cash equivalents       893,821        811,434       82,387    10         495,519      398,302  80
       Loans held for sale                              55,230         96,920      (41,690)  (43)         39,616       15,614  39
       Trading securities                              205,631        326,479     (120,848)  (37)        243,186      (37,555)(15)
       Securities available for sale                 8,852,908      7,806,779    1,046,129    13       5,193,533    3,659,375  70
       Securities held to maturity                     927,562        763,026      164,536    22       1,013,692      (86,130) (8)

       Loans                                         5,993,427      5,822,589      170,838     3       4,902,410    1,091,017  22
               Less allowance for loan losses           94,731         90,733        3,998     4          72,253       22,478  31
                                                 -----------------------------------------------------------------------------------
                                                     5,898,696      5,731,856      166,840     3       4,830,157    1,068,539  22
               Reserve %                                  1.58%          1.56%                              1.47%
       Bank premises and equipment, net                556,945        499,189       57,756    12         389,117      167,828  43
       Other assets                                    407,330        368,298       39,032    11         279,813      127,517  46
                                                 -----------------------------------------------------------------------------------
                                                   $17,798,123    $16,403,981   $1,394,142     8 %   $12,484,633   $5,313,490  43 %
                                                 ===================================================================================
Liabilities
        Deposits:
                     Demand:
                       Interest-bearing             $6,097,976     $5,635,351     $462,625     8 %    $3,879,973   $2,218,003  57 %
                       Noninterest-bearing           3,626,661      3,243,091      383,570    12       2,539,171    1,087,490  43
                     Savings                         3,331,131      2,861,677      469,454    16       2,201,908    1,129,223  51
                     Time                            3,176,133      2,808,722      367,411    13       2,699,811      476,322  18
                                                 -----------------------------------------------------------------------------------
                       Total deposits               16,231,901     14,548,841    1,683,060    12      11,320,863    4,911,038  43

                     Core deposits                  15,296,123     13,834,293    1,461,830    11      10,394,735    4,901,388  47

       Total other liabilities                         612,661        937,130     (324,469)  (35)        513,520       99,141  19
                                                 -----------------------------------------------------------------------------------
                                                    16,844,562     15,485,971    1,358,591     9      11,834,383    5,010,179  42

Stockholders' Equity                                   953,561        918,010       35,551     4         650,250      303,311  47
                                                 -----------------------------------------------------------------------------------

                                                   $17,798,123    $16,403,981   $1,394,142     8 %   $12,484,633   $5,313,490  43 %
                                                 ===================================================================================



                     Commerce Bancorp, Inc. and Subsidiaries
                           Consolidated Balance Sheets
                                   (unaudited)

>

----------------------------------------------------------------------------------------------------------------------------
                                                                                                March 31,        December 31,
                                                                                         ------------------------------------
                   (dollars in thousands)                                                          2003              2002
----------------------------------------------------------------------------------------------------------------------------

Assets             Cash and due from banks                                                       $832,821          $811,434
                   Federal funds sold                                                              61,000                 0
                                                                                           ---------------------------------
                                    Cash and cash equivalents                                     893,821           811,434
                   Loans held for sale                                                             55,230            96,920
                   Trading securities                                                             205,631           326,479
                   Securities available for sale                                                8,852,908         7,806,779
                   Securities held to maturity                                                    927,562           763,026
                                     (market value 03/03-$957,414; 12/02-$791,889)
                   Loans                                                                        5,993,427         5,822,589
                                  Less allowance for loan losses                                   94,731            90,733
                                                                                           ---------------------------------
                                                                                                5,898,696         5,731,856
                   Bank premises and equipment, net                                               556,945           499,189
                   Other assets                                                                   407,330           368,298
                                                                                           ---------------------------------
                                                                                              $17,798,123       $16,403,981
                                                                                           =================================

Liabilities        Deposits:
                                  Demand:
                                    Interest-bearing                                           $6,097,976        $5,635,351
                                    Noninterest-bearing                                         3,626,661         3,243,091
                                  Savings                                                       3,331,131         2,861,677
                                  Time                                                          3,176,133         2,808,722
                                                                                           ---------------------------------
                                    Total deposits                                             16,231,901        14,548,841

                   Other borrowed money                                                           109,622           391,641
                   Other liabilities                                                              303,039           345,489
                   Trust Capital Securities - Commerce Capital Trust I                                  0                 0
                   Convertible Trust Capital Securities - Commerce Capital Trust II               200,000           200,000
                   Long-term debt                                                                       0                 0
                                                                                           ---------------------------------
                                                                                               16,844,562        15,485,971

Stockholders'      Common stock, 69,071,627 shares issued (68,043,171 shares in 2002)              69,072            68,043
Equity             Capital in excess of par or stated value                                       565,246           538,795
                   Retained earnings                                                              231,280           199,604
                   Accumulated other comprehensive income                                          93,208           113,614
                                                                                           ---------------------------------
                                                                                                  958,806           920,056

                   Less treasury stock, at cost, 286,358 shares (209,794 shares in 2002)            5,245             2,046
                                                                                           ---------------------------------
                                    Total stockholders' equity                                    953,561           918,010
                                                                                           ---------------------------------

                                                                                              $17,798,123       $16,403,981
                                                                                           =================================



                                     Commerce Bancorp, Inc. and Subsidiaries
                                        Consolidated Statements of Income
                                                   (unaudited)




------------------------------------------------------------------------------------------------------------------
                                                                                    Three Months Ended
                                                                                         March 31,
                                                                          ----------------------------------------
               (dollars in thousands, except per share amounts)              2003          2002        % Change
------------------------------------------------------------------------------------------------------------------

Interest       Interest and fees on loans                                     $93,121       $81,823         14 %
income         Interest on investments                                        113,661        86,217         32
               Other interest                                                      79           164        (52)
                                                                          ----------------------------------------
                    Total interest income                                     206,861       168,204         23
                                                                          ----------------------------------------

Interest       Interest on deposits:
expense           Demand                                                       12,397        12,908         (4)
                  Savings                                                       6,355         7,078        (10)
                  Time                                                         16,846        21,281        (21)
                                                                          ----------------------------------------
                    Total interest on deposits                                 35,598        41,267        (14)
               Interest on other borrowed money                                   914           426        115
               Interest on long-term debt                                       3,020         2,432         24
                                                                          ----------------------------------------
                    Total interest expense                                     39,532        44,125        (10)
                                                                          ----------------------------------------

               Net interest income                                            167,329       124,079         35
               Provision for loan losses                                        6,900         6,900          0
                                                                          ----------------------------------------
               Net interest income after provision for loan losses            160,429       117,179         37

Noninterest    Deposit charges and service fees                                34,842        28,963         20
income         Other operating income                                          41,360        26,927         54
               Net investment securities gains                                   (136)            0          0
                                                                          ----------------------------------------
                    Total noninterest income                                   76,066        55,890         36
                                                                          ----------------------------------------

                    Total Revenues                                            243,395       179,969         35

Noninterest    Salaries and benefits                                           82,082        60,145         36
expense        Occupancy                                                       20,488        12,098         69
               Furniture and equipment                                         21,226        15,105         41
               Office                                                           9,186         6,916         33
               Marketing                                                        5,276         4,861          9
               Other                                                           33,863        26,796         26
                                                                          ----------------------------------------
                    Total noninterest expenses                                172,121       125,921         37
                                                                          ----------------------------------------

               Income before income taxes                                      64,374        47,148         37
               Provision for federal and state income taxes                    21,484        15,398         40
                                                                          ----------------------------------------
               Net income                                                     $42,890       $31,750         35 %
                                                                          ========================================

               Net income per common and common equivalent share:
                  Basic                                                         $0.63         $0.48         31 %
                                                                          ----------------------------------------
                  Diluted                                                       $0.60         $0.45         33
                                                                          ----------------------------------------
               Average common and common equivalent shares outstanding:
                  Basic                                                        68,318        65,995          4
                                                                          ----------------------------------------
                  Diluted                                                      71,785        70,033          3
                                                                          ----------------------------------------
               Cash dividends, common stock                                     $0.17         $0.15         10 %
                                                                          ========================================



                     Commerce Bancorp, Inc. and Subsidiaries
                        Consolidated Statements of Income
                                   (unaudited)




------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Three Months Ended
                                                                  ------------------------------------------------------------------
                                                                   March 31,          December 31,                 March 31,
                                                                  ------------------------------------------------------------------
               (dollars in thousands, except per share amounts)       2003           2002         % Change      2002       % Change
------------------------------------------------------------------------------------------------------------------------------------

Interest       Interest and fees on loans                              $93,121       $93,690         (1)%       $81,823        14 %
income         Interest on investments                                 113,661       108,153          5          86,217        32
               Other interest                                               79           181        (56)            164       (52)
                                                                  -------------------------------------------  ---------------------
                    Total interest income                              206,861       202,024          2         168,204        23
                                                                  -------------------------------------------  ---------------------

Interest       Interest on deposits:
expense           Demand                                                12,397        13,294         (7)         12,908        (4)
                  Savings                                                6,355         7,109        (11)          7,078       (10)
                  Time                                                  16,846        18,374         (8)         21,281       (21)
                                                                 -------------------------------------------   ---------------------
                    Total interest on deposits                          35,598        38,777         (8)         41,267       (14)
               Interest on other borrowed money                            914           728         26             426       115
               Interest on long-term debt                                3,020         3,023         (0)          2,432        24
                                                                  -------------------------------------------  ---------------------
                    Total interest expense                              39,532        42,528         (7)         44,125       (10)
                                                                  -------------------------------------------  ---------------------

               Net interest income                                     167,329       159,496          5         124,079        35
               Provision for loan losses                                 6,900         8,000        (14)          6,900         0
                                                                  -------------------------------------------  ---------------------
               Net interest income after provision for loan losses     160,429       151,496          6         117,179        37

Noninterest    Deposit charges and service fees                         34,842        36,599         (5)         28,963        20
income         Other operating income                                   41,360        33,616         23          26,927        54
               Net investment securities gains                            (136)            0          0               0         0
                                                                  -------------------------------------------  ---------------------
                    Total noninterest income                            76,066        70,215          8          55,890        36
                                                                  -------------------------------------------  ---------------------

                    Total Revenues                                     243,395       229,711          6         179,969        35

Noninterest    Salaries and benefits                                    82,082        78,446          5          60,145        36
expense        Occupancy                                                20,488        16,102         27          12,098        69
               Furniture and equipment                                  21,226        18,995         12          15,105        41
               Office                                                    9,186         8,643          6           6,916        33
               Marketing                                                 5,276         4,910          7           4,861         9
               Other                                                    33,863        33,783          0          26,796        26
                                                                  -------------------------------------------  ---------------------
                    Total noninterest expenses                         172,121       160,879          7         125,921        37
                                                                  -------------------------------------------  ---------------------

               Income before income taxes                               64,374        60,832          6          47,148        37
               Provision for federal and state income taxes             21,484        20,258          6          15,398        40
                                                                  -------------------------------------------  ---------------------
               Net income                                              $42,890       $40,574          6 %       $31,750        35 %
                                                                  ===========================================  =====================

               Net income per common and common equivalent share:
                  Basic                                                  $0.63         $0.60          5 %         $0.48        31 %
                                                                  -------------------------------------------  ---------------------
                  Diluted                                                $0.60         $0.57          5           $0.45        33
                                                                  -------------------------------------------  ---------------------
               Average common and common equivalent shares outstanding:
                  Basic                                                 68,318        67,548          1          65,995         4
                                                                  -------------------------------------------  ---------------------
                  Diluted                                               71,785        71,505          0          70,033         3
                                                                  -------------------------------------------  ---------------------
               Cash dividends, common stock                              $0.17         $0.15         10 %         $0.15        10 %
                                                                  ===========================================  =====================

               Return on average assets                                   1.02 %        1.03 %                     1.09 %
               Return on average equity                                  17.94         18.32                      19.00



                             Commerce Bancorp, Inc.
                      Selected Consolidated Financial Data
                                   (Unaudited)


                                                                              Three Months Ended
                                                                                   March 31,
                                                                    -------------------------------------------
                                                                                                          %
                                                                      2003               2002          Change
                                                                    -------------   ----------------   --------
                                                                       (dollars and shares in thousands)

Income Statement Data:
   Net interest income                                                  $167,329           $124,079         35 %
   Provision for loan losses                                               6,900              6,900          -
   Noninterest income                                                     76,066             55,890         36
   Total revenues                                                        243,395            179,969  +      35
   Noninterest expense                                                   172,121            125,921         37
   Net income                                                             42,890             31,750  +      35


Per Share Data:
   Net income - Basic                                                      $0.63              $0.48         31 %
   Net income - Diluted                                                     0.60               0.45  +      33

   Book value - Basic                                                     $13.86              $9.81         41 %
   Book value - Diluted                                                    13.20               9.25  +      43

   Revenue per share - Diluted                                            $13.56             $10.28  +      32 %

   Weighted Average Shares Outstanding:
    Basic                                                                 68,318             65,995
    Diluted                                                               71,785             70,033

Balance Sheet Data:

   Total assets                                                      $17,798,123        $12,484,633  +      43 %
   Loans (net)                                                         5,898,696          4,830,157         22
   Allowance for loan losses                                              94,731             72,253         31
   Securities available for sale                                       8,852,908          5,193,533         70
   Securities held to maturity                                           927,562          1,013,692         (8)
   Total deposits                                                     16,231,901         11,320,863         43
   Core deposits                                                      15,296,123         10,394,735         47
   Long-term debt                                                              0             23,000       (100)
   Trust Capital Securities - Commerce Capital Trust I                         0             57,500       (100)
   Convertible Trust Capital Securities - Commerce Capital Trust II      200,000            200,000          -
   Stockholders' equity                                                  953,561            650,250  +      47

Capital:

   Stockholders' equity to total assets                                     5.36 %             5.21 %

   Risk-based capital ratios:
    Tier I                                                                 11.39              12.94
    Total capital                                                          12.41              14.51

   Leverage ratio                                                           6.28               7.57

Performance Ratios:

   Cost of funds                                                            1.06 %             1.68 %
   Net interest margin                                                      4.59               4.85
   Return on average assets                                                 1.02               1.09
   Return on average total stockholders' equity                            17.94              19.00





The following table presents, for the periods indicated, an analysis of the allowance for loan losses and other related data:  (dollar amounts in thousands)

                                                                                              Year
                                                          Three Months Ended                 Ended
                                                     -----------------------------
                                                      03/31/03          03/31/02            12/31/02
                                                     ------------      -----------       ---------------

Balance at beginning of period                           $90,733          $66,981               $66,981
Provisions charged to operating expenses                   6,900            6,900                33,150
                                                     ------------      -----------       ---------------
                                                          97,633           73,881               100,131

Recoveries on loans charged-off:
    Commercial                                               204              190                   815
    Consumer                                                 131              115                   339
    Commercial real estate                                     -                1                   176
                                                     ------------      -----------       ---------------
Total recoveries                                             335              306                 1,330

Loans charged-off:
    Commercial                                            (1,868)          (1,187)               (7,181)
    Consumer                                              (1,365)            (724)               (3,514)
    Commercial real estate                                    (4)             (23)                  (33)
                                                     ------------      -----------       ---------------
Total charge-offs                                         (3,237)          (1,934)              (10,728)
                                                     ------------      -----------       ---------------
Net charge-offs                                           (2,902)          (1,628)               (9,398)
                                                     ------------      -----------       ---------------

Balance at end of period                                 $94,731          $72,253               $90,733
                                                     ============      ===========       ===============



Net charge-offs as a percentage of
average loans outstanding                                   0.19  %          0.14  %               0.18  %


Net Reserve Additions                                     $3,998           $5,272               $23,752


The following summary presents information regarding non-performing loans and assets as of March 31, 2003 and the preceding four quarters (dollar amounts in thousands).



                                                 March 31,       December 31,    September 30,       June 30,         March 31,
                                                   2003              2002             2002             2002              2002
                                              ----------------  ---------------  ---------------  ----------------  ---------------
Non-accrual loans:
    Commercial                                         $4,874           $5,412           $7,213            $7,581           $9,473
    Consumer                                            6,388            2,734            2,147             1,557            1,537
    Real estate:
      Construction                                                         131              131               181              181
      Mortgage                                          7,721            5,891            5,754             5,778            5,695
                                              ----------------  ---------------  ---------------  ----------------  ---------------
         Total non-accrual loans                       18,983           14,168           15,245            15,097           16,886
                                              ----------------  ---------------  ---------------  ----------------  ---------------

Restructured loans:
    Commercial                                              4                5                6                 6                7
    Consumer
    Real estate:
      Construction
      Mortgage
                                              ----------------  ---------------  ---------------  ----------------  ---------------
         Total restructured loans                           4                5                6                 6                7
                                              ----------------  ---------------  ---------------  ----------------  ---------------

    Total non-performing loans                         18,987           14,173           15,251            15,103           16,893
                                              ----------------  ---------------  ---------------  ----------------  ---------------

Other real estate                                       3,553            3,589            2,367             2,471            2,602
                                              ----------------  ---------------  ---------------  ----------------  ---------------

Total non-performing assets                            22,540           17,762           17,618            17,574           19,495
                                              ----------------  ---------------  ---------------  ----------------  ---------------

Loans past due 90 days or more
    and still accruing                                    376              620              900               834              484
                                              ----------------  ---------------  ---------------  ----------------  ---------------

Total non-performing assets and
    loans past due 90 days or more                    $22,916          $18,382          $18,518           $18,408          $19,979
                                              ================  ===============  ===============  ================  ===============

Total non-performing loans as a
    percentage of total period-end
    loans                                               0.32%            0.24%            0.28%             0.29%            0.34%

Total non-performing assets as a
    percentage of total period-end assets               0.13%            0.11%            0.11%             0.13%            0.16%

Total non-performing assets and loans
    past due 90 days or more as a
    percentage of total period-end assets               0.13%            0.11%            0.12%             0.13%            0.16%

Allowance for loan losses as a
    percentage of total non-performing
    loans                                                499%             640%             560%              530%             428%

Allowance for loan losses as a percentage
    of total period-end loans                           1.58%            1.56%            1.54%             1.52%            1.47%

Total non-performing assets and loans
    past due 90 days or more as a
    percentage of stockholders' equity and
    allowance for loan losses                              2%               2%               2%                2%               3%





                                       Commerce Bancorp, Inc. and Subsidiaries Average Balances and Net Interest Income
                                                                     (unaudited)


                                 ---------------------------------------------------------------------------------------------------

                                              March 2003                           December 2002               March 2002
                                 ---------------------------------    ----------------------------  --------------------------------
                                   Average                  Average   Average                Average  Average                Average
                                   Balance     Interest      Rate      Balance      Interest   Rate     Balance     Interest   Rate
                                 ---------------------------------   -----------------------------  ------------------------------
(dollars in thousands)
Earning Assets
-------------------------------
Investment securities
  Taxable                          $8,681,675   $109,916     5.13 %   $8,033,417   $104,326  5.15 %  $5,511,447    $83,211   6.12 %
  Tax-exempt                          140,307      2,545     7.36        113,895      1,820  6.34       110,293      1,665   6.12
  Trading                             270,299      3,215     4.82        272,107      4,068  5.93       189,651      2,960   6.33
                                 ------------- ----------  -------   ------------  --------- -----  ------------ ---------- ------
Total investment securities         9,092,281    115,676     5.16      8,419,419    110,214  5.19     5,811,391     87,836   6.13
Federal funds sold                     27,154         80     1.19         51,988        181  1.38        40,672        164   1.64
Loans
  Commercial mortgages              2,177,008     35,125     6.54      2,241,044     37,009  6.55     1,828,586     31,304   6.94
  Commercial                        1,496,039     20,943     5.68      1,338,892     19,816  5.87     1,087,048     16,338   6.10
  Consumer                          2,075,256     33,719     6.59      1,963,307     33,928  6.86     1,656,000     30,936   7.58
  Tax-exempt                          258,614      5,129     8.04        195,972      4,517  9.14       233,669      4,992   8.66
                                 ------------- ----------  -------   ------------  --------- -----  ------------ ---------- ------
Total loans                         6,006,917     94,916     6.41      5,739,215     95,270  6.59     4,805,303     83,570   7.05

                                 ------------- ----------  -------   ------------  --------- -----  ------------ ---------- ------
Total earning assets              $15,126,352   $210,672     5.65 %  $14,210,622   $205,665  5.74 % $10,657,366   $171,570   6.53 %
                                 =============                       ============                   ============

Sources of Funds
---------------------------------
Interest-bearing liabilities
  Regular savings                  $3,021,219     $6,355     0.85 %   $2,809,817     $7,110  1.00 %  $2,044,873     $7,078   1.40 %
  N.O.W. accounts                     403,415        813     0.82        393,844        919  0.93       300,742      1,053   1.42
  Money market plus                 5,472,788     11,584     0.86      5,048,365     12,375  0.97     3,459,619     11,855   1.39
  Time deposits                     2,148,534     13,731     2.59      2,054,038     14,376  2.78     1,673,580     16,004   3.88
  Public funds                        793,437      3,115     1.59        842,374      3,998  1.88       874,379      5,277   2.45
                                 ------------- ----------  -------   ------------  --------- -----  ------------ ---------- ------
     Total deposits                11,839,393     35,598     1.22     11,148,438     38,778  1.38     8,353,193     41,267   2.00

  Other borrowed money                272,304        914     1.36        201,547        729  1.44       102,611        426   1.68
  Long-term debt                      200,000      3,020     6.12        200,000      3,022  5.99       127,167      2,432   7.76
                                 ------------- ----------  -------   ------------  --------- -----  ------------ ---------- ------
Total deposits and
interest-bearing liabili1ities      2,311,697     39,532     1.30     11,549,985     42,529  1.46     8,582,971     44,125   2.08

Noninterest-bearing funds (net)     2,814,655                          2,660,637                      2,074,395
                                 ------------- ----------  -------   ------------  --------- -----  ------------ ---------- ------
                                                           -------                           -----
Total sources to fund earning
assets                            $15,126,352     39,532     1.06    $14,210,622     42,529  1.19   $10,657,366     44,125   1.68
                                 ============= ----------  -------   ============  --------- -----  ============ ---------- ------

Net interest income and
     margin tax-equivalent basis                $171,140     4.59 %                $163,136  4.55 %               $127,445   4.85 %
                                               ==========  =======                 ========= =====               ========== ======

Other Balances
---------------------------------
Cash and due from banks              $865,209                           $788,271                       $510,269
Other assets                          933,321                            831,250                        592,129
Total assets                       16,831,542                         15,741,365                     11,690,615
Total deposits                     15,033,367                         14,170,281                     10,684,272
Demand deposits
(noninterest-bearing)               3,193,974                          3,021,843                      2,331,079
Other liabilities                     369,691                            283,708                        108,125
Stockholders' equity                  956,180                            885,829                        668,440
Allowance for loan losses              93,340                             88,778                         69,149



Notes -Weighted average yields on tax-exempt obligations have been computed on a tax-equivalent basis assuming a federal tax rate of 35%.
          -Non-accrual  loans have been  included in the average  loan  balance.
          -Consumer loans include mortgage loans held for sale.

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